SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 17, 1998


                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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         Alabama                    1-3164             63-0004250
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
     of incorporation)             Number)                      No.)


          600 North 18th Street, Birmingham, Alabama                35291
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           (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code              (205) 257-1000
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                                       N/A
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 (Former name or former address, if changed since last report.)



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Item 5.         Other Events.
                On April 17, 1998, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $190,000,000 aggregate principal amount of its Series C 7% Senior Notes due March 31, 2048. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-40629, 333-40629-01, 333-40629-02 and 333-40629-03) of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.
                  1 Underwriting Agreement, dated April 17, 1998, among the Company and Lehman Brothers Inc., A. G. Edwards & Sons, Inc., Goldman, Sachs & Co., Edward
                              D. Jones & Co., L.P., Merrill Lynch, Pierce,
                              Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated , The Robinson-Humphrey Company, LLC and Smith Barney Inc., for themselves and as representatives of the other underwriters named in Schedule I thereto.

                  4.2 Third Supplemental Indenture to Senior Note Indenture dated as of April 23, 1998, providing for the issuance of the Company's Series C 7% Senior Notes due March 31, 2048.

                 4.7          Form of Series C 7% Senior Note (included in
                              Exhibit 4.2 above).

                 12.1         Computation of ratio of earnings to fixed charges.

                 12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).




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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     April 22, 1998               ALABAMA POWER COMPANY



                                       By
                                                    Wayne Boston
                                                 Assistant Secretary